SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 August 15, 1997
                            (Earliest Event Reported)



                             Synovus Financial Corp.
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                     1-10312                               58-1134883
(State of                  (Commission File                       (IRS Employer
  Incorporation)             Number)                             Identification
                                                                        Number)


              901 Front Avenue, Suite 301, Columbus, Georgia 31901
                    (Address of principal executive offices)


                                 (706) 649-2267
                         (Registrant's Telephone Number)



          (Former name or former address, if changed since last report)

Item 5.           Other Events.

     On March 10, 1997, Synovus Financial Corp. ("Registrant") announced a three-for-two stock split to be distributed on April 8, 1997, in the form of a stock dividend to shareholders of record as of March 21, 1997. The stock split resulted in the issuance of 58,225,459 additional shares of common stock. The par value of the new shares totaled $58,225,459 which was transferred from surplus to the common stock account. The stock split also resulted in $47,978 of fractional shares being transferred from surplus.

     The following summary of selected statistical data is presented below on both a pre-split and post-split basis. All post-split share and per share information has been retroactively restated to reflect the stock split as if it had occurred on January 1, 1992.

                                   PRE-SPLIT
Table 1

Five Year Selected Financial Data
(In thousands, except per share data)

                                                                          Years Ended December 31,
                                               ----------------------------------------------------------------
                                                  1996           1995         1994         1993         1992
                                               -----------    ---------    ---------    ---------    ----------
Net interest income                           $   374,874      341,875      301,231      263,213      241,203
Provision for losses on loans                      31,766       25,787       25,387       24,924       33,302
Income before extraordinary item                  139,604      114,583       89,452       80,379       66,685
Net income                                        139,604      114,583       89,452       77,467       66,685
Per share data:
   Income before extraordinary item                  1.20         1.00         0.79         0.72         0.61
   Net income                                        1.20         1.00         0.79         0.70         0.61
   Cash dividends declared                           0.44         0.36         0.30         0.25         0.21
   Book value per share                              6.74         5.99         5.11         4.89         4.28
Long-term debt                                     97,283      106,815      139,811      143,481      143,215
Average total equity                              730,541      639,426      566,562      505,027      444,565
Average total assets                            8,135,587    7,498,299    6,782,659    6,141,794    5,702,968

Ratios:
   Return on assets before extraordinary item        1.72 %       1.53         1.32         1.31         1.17
   Return on assets after extraordinary item         1.72         1.53         1.32         1.26         1.17
   Return on equity before extraordinary item       19.11        17.92        15.79        15.92        15.00
   Return on equity after extraordinary item        19.11        17.92        15.79        15.34        15.00
   Dividend payout ratio <F1>                       36.62        36.69        36.90        35.10        28.59
   Average equity to average assets                  8.98         8.53         8.35         8.22         7.80

<F1>Determined by dividing dividends declared by net income, including pooled subsidiaries.

The following table has been restated for the three-for-two stock split declared on March 10, 1997.

                                   POST-SPLIT

Five Year Selected Financial Data
(In thousands, except per share data)

                                                                          Years Ended December 31,
                                                 ---------------------------------------------------------------
                                                  1996           1995         1994         1993         1992
                                                 ----------    ---------    ----------    ---------   ----------

Net interest income                           $   374,874      341,875      301,231      263,213      241,203
Provision for losses on loans                      31,766       25,787       25,387       24,924       33,302
Income before extraordinary item                  139,604      114,583       89,452       80,379       66,685
Net income                                        139,604      114,583       89,452       77,467       66,685
Per share data:
   Income before extraordinary item                  0.80         0.66         0.53         0.48         0.41
   Net income                                        0.80         0.66         0.53         0.47         0.41
   Cash dividends declared                           0.29         0.24         0.20         0.17         0.14
   Book value per share                              4.49         3.99         3.41         3.26         2.78
Long-term debt                                     97,283      106,815      139,811      143,481      143,215
Average total equity                              730,541      639,426      566,562      505,027      444,565
Average total assets                            8,135,587    7,498,299    6,782,659    6,141,794    5,702,968

Ratios:
   Return on assets before extraordinary item        1.72 %       1.53         1.32         1.31         1.17
   Return on assets after extraordinary item         1.72         1.53         1.32         1.26         1.17
   Return on equity before extraordinary item       19.11        17.92        15.79        15.92        15.00
   Return on equity after extraordinary item        19.11        17.92        15.79        15.34        15.00
   Dividend payout ratio <F1>                       36.62        36.69        36.90        35.10        28.59
   Average equity to average assets                  8.98         8.53         8.35         8.22         7.80

<F1>Determined by dividing dividends declared by net income, including pooled subsidiaries.



                                    Signature


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYNOVUS FINANCIAL CORP.
                                            ("Registrant")


Dated:    August 15, 1997            By:/s/Kathleen Moates
                                           Kathleen Moates
                                           Senior Vice President












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